Notice of

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 22, 1999

                                       and

                                 PROXY STATEMENT

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 April 22, 1999

    The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held in the Company's Home Office, 3520 Broadway, Kansas City, Missouri on April 22, 1999 at 9 a.m. for the following purposes:

          (1)  To elect five (5) directors for three (3) year terms.

          (2) To authorize a two-for-one stock split by amending Article 4(a) of the Articles of Incorporation to reduce the par value of the shares of the capital stock of the Company from $2.50 to $1.25 each, and to increase the number of shares of the capital stock from 18,000,000 shares to 36,000,000.

          (3) To transact such other business as may properly come before the meeting.

    The close of business at 4:15 p.m., March 15, 1999 has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.


              /s/C. John Malacarne                       /s/R. Philip Bixby
              C. John Malacarne                          R. Philip Bixby,
              Vice President, General Counsel            President and CEO
              and Secretary

March 29, 1999

                       KANSAS CITY LIFE INSURANCE COMPANY
                              Kansas City, Missouri

                                 PROXY STATEMENT

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the "Company"), for use in connection with the Annual Meeting of Stockholders on April 22, 1999, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are:

   (1) To elect five directors for a term of three years;

   (2) To vote on a proposition to amend the Articles of Incorporation of the Company pursuant to a resolution adopted at a meeting of the Board of Directors on January 25,1999, which resolution proposes amending Article 4(a) of the Articles of Incorporation to reduce the par value of the shares of the capital stock of the Company from $2.50 to $1.25 each and to increase the number of shares of the capital stock from 18,000,000 to 36,000,000 shares. Article 4(a), as amended, would read as follows:

                                   "Article 4

              (a) The capital stock of the Company  shall be forty-five  million dollars ($45,000,000) divided into thirty six million (36,000,000) shares with a par value of one and one-quarter dollars ($1.25) each."

   Each share with a par value of two and one-half dollars ($2.50) a share which is issued and outstanding immediately prior to this amendment shall be changed into two (2) shares with a par value of one and one-quarter dollars ($1.25) a share. The manner in which such change shall be effected is as follows: Each stockholder of record on May 20, 1999 shall be issued a certificate for an additional share with a par value of one and one-quarter dollars ($1.25) for each share then held, which certificate shall be dated, issued and forwarded to each stockholder on or about June 21, 1999, and each stockholder of record on May 20, 1999 shall be notified, in writing, at the time such new certificate is forwarded, that the par value of each existing share of stock has been reduced from two and one-half dollars ($2.50) to one and one-quarter dollars ($1.25) a share. The amount of the stated capital of the Company is not changed by this amendment. The approval of this amendment requires the affirmative vote of two-thirds of the shares of the capital stock of the Company voting on such amendment, whether in person or by proxy, but not less than a majority of all of those entitled to vote at the meeting. The Board of Directors recommends that you vote FOR this proposed amendment; and

   (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting.
        However, if any other matters properly come before the meeting, including procedural matters, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, to the extent such proxies are not limited to the contrary.

   Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

   The Company has authorized 18,000,000 shares of $2.50 Par Common Stock. As of February 28,1999,3,046,675 shares are held as Treasury Stock and 6,201,665 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 15, 1999 shall be the stockholders entitled to vote at the meeting. In electing directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he or she is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.

                  Condensed Financial Review and Annual Report

   This proxy statement follows the Company's condensed Financial Review for the fiscal year 1998 previously mailed to stockholders in February, 1999. The regular Annual Report for 1998 is enclosed herewith.

                              Election of Directors

   It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company's Bylaws.





                                                                     Shares of
                                                                 Record and Bene
                                                   Served as a    ficially Owned
                        Principal                   Director          as of
Nominee                 Occupation                   since     February 28, 1999

--------------------------------------------------------------------------------
The following schedule sets forth the names of the directors nominated by the Board of Directors for three year terms together with certain additional information:

W. E. Bixby, III       President, Old American         1996         176,004
                       Insurance Company                              2,451(l)
                       Kansas City, Missouri                        174,500(2)
                                                                      5,456(3)

Webb R. Gilmore        Chairman,                       1990             500(4)
                       Chief Executive Officer and Shareholder
                       Gilmore & Bell
                       Kansas City, Missouri

Nancy Bixby Hudson     Investor                        1996         165,783(5)
                       Lander, Wyoming

Daryl D. Jensen        Vice Chairman of                1978              24
                       the Board and President,                      11,272(l)
                       Sunset Life Insurance
                       Company of America
                       Olympia, Washington

C. John Malacarne      Vice President, General Counsel 1991              10
                       and Secretary                                  6,303(l)



The following schedule sets forth the names of the directors elected on April 24, 1997 for three year terms together with certain additional information:

J. R. Bixby            Chairman of the Board           1957       1,483,156(6)
                                                                        900(7)

R. Philip Bixby        President and CEO               1985         173,999
                                                                      6,752(l)
                                                                    174,500(2)
                                                                     10,602(8)

Richard L. Finn        Senior Vice President,          1983              12
                       Finance                                        6,895(l)

Warren J. Hunzicker, M.D.Retired, former               1989             150
                       Medical Director
                       Kansas City, Missouri

Larry Winn, Jr.        Retired, former Representative  1985             166(9)
                       U. S. Congress
                       Prairie Village, Kansas

                                                                    Shares of
                                                                 Record and Bene
                                                  Served as a    ficially Owned
                        Principal                   Director         as of
                        Occupation                   since     February 28, 1999


The following schedule sets forth the names of the directors elected April 23, 1998 for three year terms together with certain additional information:

W. E. Bixby            Vice Chairman of the Board      1966       1,179,170

Jack D. Hayes          Senior Vice President,          1995             250
                       Marketing                                        663(l)

Francis P. Lemery      Senior Vice President           1985             708
                       and Actuary                                    7,929(l)
                                                                      1,005(10)

Michael J. Ross        Chairman of the Board,          1972             300
                       Jefferson Bank & Trust Company
                       St. Louis, Missouri

Elizabeth T. Solberg   Regional President              1997             100
                       and Senior Partner,
                       Fleishman-Hillard, Inc.
                       Kansas City, Missouri


(1) Approximate beneficial interest in shares held by the Trustees of Kansas City Life Insurance Company Employee Benefit Plans. Participants may instruct the Trustees how to vote their shares.

(2) Shares in the Walter E. Bixby Descendants Trust. W. E. Bixby, III and R. Philip Bixby are two of three Trustees who share voting and investment power. Sale of these shares is restricted by the terms of the Trust.

(3) Shares as to which Mr. W. E. Bixby, III is Custodian for minor niece and nephews under the Missouri Transfers to Minors Law.

(4) Shares in the Webb R. Gilmore Revocable Trust. Mr. Gilmore, as Trustee, has voting and investment power.

(5) Shares in the Nancy Bixby Hudson Revocable Trust. Mrs. Hudson, as Trustee, has voting and investment power.

(6) Shares in the Joseph R. Bixby Revocable Trust. Mr. Bixby, as Trustee, has voting and investment power.

(7) Shares owned by the spouse of Mr. J. R. Bixby. Beneficial ownership of these shares is disclaimed.

(8) Shares as to which Mr. R. Philip Bixby is Custodian for minor niece and nephews under the Missouri Transfers to Minors Law.

(9) Shares in the Edward Lawrence Winn, III Living Trust. Mr. Winn, as Trustee, has voting and investment power.

(10) Shares in the Marie Y. Lemery Trust. Mr. Lemery, as Trustee, has voting and investment power.

                 Information Regarding Management and Directors

    The table below sets forth information for the three highest paid officers of the Company and for each director whose aggregate direct remuneration exceeded $100,000 in 1998. (Base salary, bonuses, estimated retirement benefits and other employee benefits shown for W. E. Bixby, III and Daryl D. Jensen are obligations of subsidiaries Old American and Sunset Life, respectively.)

                                              Benefits Accrued Estimated Annual
                                               or Set Aside During Benefits Upon
                                        Aggregate  Year        Retirement
                  Principal              Direct  Retire-  Other  Retire-  Other
                  Occupation or         Remunera- ment  Employee ment   Employee
  Name            Employment              tion*   Plan  Benefits Plan 1 Benefits
--------------------------------------------------------------------------------
J. R. Bixby       Chairman of the Board  $ 141,000  **   $ ***   $218,688 2$ ***

W. E. Bixby 3     Vice Chairman of the
                  Board                    325,364  **   9,362      ***      ***

R. Philip Bixby   President and CEO        440,474  **  19,997    128,457    ***

W. E. Bixby, III  President, Old American  146,153  **   8,136     45,427    ***
                  Insurance Company, a subsidiary

Richard L. Finn   Senior Vice President,   275,396  **  13,303    121,272    ***
                  Finance

Jack D. Hayes     Senior Vice President,   278,119  **  11,557     21,812    ***
                  Marketing

Daryl D. Jensen   Vice Chairman of         216,426  **  12,114  1  29,954    ***
                  the Board and President,
                  Sunset Life Insurance
                  Company of America,
                  a subsidiary

Francis P. Lemery Senior Vice President    275,348  **  13,303    150,662    ***
                  and Actuary

C. John Malacarne Vice President,
                  General Counsel          223,414  **  11,136    121,314    ***
                  and Secretary

*The amount reported herein as aggregate direct remuneration includes base salary, bonuses, directors'fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The Retirement Plan is funded in total and does not provide annual cost accruals for individual participants.

***None.
1
     Represents  the  estimated   annual  accrued  benefit  payable  at  age  65
     calculated based upon pay and service as of December 31, 1998. Participants may elect a lump sum distribution.

2
     The amount shown for Estimated Annual Benefits Upon Retirement for J. R. Bixby are actual benefits.

3
     In April, 1998 Mr. W. E. Bixby retired as President and CEO. The amounts shown as Aggregate Direct Remuneration and Other Employee Benefits include amounts paid to him or accrued prior to his retirement. He elected a lump sum benefit upon retirement, and no further benefit is due from the plan.

                                     By order of the Board of Directors

                                     /s/ C. John Malacarne
                                     C. John Malacarne
                                     Vice President, General Counsel
                                     and Secretary
March 29, 1999




PROXY
KANSAS CITY LIFE INSURANCE COMPANY
3520 BROADWAY      KANSAS CITY , MISSOURI 64111-2565

ANNUAL MEETING OF STOCKHOLDERS - April 22, 1999
CUSIP NO. 484836-10-1











PLEASE FILL IN AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NO POSTAGE WILL BE NECESSARY IF MAILED IN THE UNITED STATES